UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 13, 2005

UNIVERSAL CITY FLORIDA HOLDING CO. I

UCFH I FINANCE, INC.

UNIVERSAL CITY FLORIDA HOLDING CO. II

UCFH II FINANCE, INC.

(Exact name of Registrant as specified in its charter)

Florida Florida Florida Florida	333-122778	59-3354262 20-1937766 59-3354261 20-1937798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

1000 Universal Studios Plaza Orlando, FL	32819-7610
(Address of principal executive offices)	(Zip code)

(407) 363-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective September 13, 2005, Michael S. Chae was appointed partnership representative of Universal City Florida Holding Co. I and Universal City Florida Holding Co. II and to the Park Advisory Board of Universal City Development Partners, Ltd. Mr. Chae is a Senior Managing Director at The Blackstone Group L.P., which he joined in 1997. He currently serves as a Director of Extended Stay Hotels and Paetes Communications.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

UNIVERSAL CITY FLORIDA HOLDING CO. I

Date: September 15, 2005	By:	/s/ Michael J. Short
	Name:	Michael J. Short
	Title:	Treasurer and Chief Financial Officer

UCFH I FINANCE, INC.

Date: September 15, 2005	By:	/s/ Michael J. Short
	Name:	Michael J. Short
	Title:	Treasurer and Chief Financial Officer

UNIVERSAL CITY FLORIDA HOLDING CO. II

Date: September 15, 2005	By:	/s/ Michael J. Short
	Name:	Michael J. Short
	Title:	Treasurer and Chief Financial Officer

UCFH II FINANCE, INC.

Date: September 15, 2005	By:	/s/ Michael J. Short
	Name:	Michael J. Short
	Title:	Treasurer and Chief Financial Officer